SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Thematic Fund

The following information supplements existing disclosure in the section entitled “WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

On January 26, 2010, the Advisor announced its intention to transition members of its Global Equity Team, including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named Global Thematic Partners, LLC (“Global Thematic Partners”) that will be unaffiliated with the Advisor (the “Separation”).  The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the Global Equity Team following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and Global Thematic Partners (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of Global Thematic Partners’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement. This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission (“SEC”) that permits the Advisor, with the approval of the fund’s Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets without the need for a shareholder meeting or vote. The Sub–Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following disclosure is added to the section entitled “MANAGEMENT” in the summary section of the fund’s prospectus:

Subadvisor

Global Thematic Partners, LLC

Effective upon the Separation, the following disclosure replaces the first paragraph under ”The Investment Advisor” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectus:

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

Effective upon the Separation, the following disclosure is added to the section entitled “WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

Subadvisor

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, serves as subadvisor to the fund. Global Thematic Partners is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of DIMA and the fund’s Board, Global Thematic Partners makes the investment decisions and buys and sells securities for the fund.  DIMA pays a fee to Global Thematic Partners pursuant to an investment sub–advisory agreement between DIMA and Global Thematic Partners.

Effective upon the Separation, the following disclosure supplements the disclosure contained in the second paragraph under ”Management Fee” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectus:

A discussion regarding the basis for the Board’s approval of the sub–advisory agreement between the Advisor and Global Thematic Partners will be contained in the shareholder report for the period ending August 31, 2010.

June 8, 2010
DGINTF1–3601

In addition, the following disclosure is added to the section entitled “Investment Advisor” under “WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

Multi–Manager Structure.  The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi–manager structure in managing the fund’s assets. Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“nonaffiliated subadvisors”) to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any nonaffiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a nonaffiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new nonaffiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new nonaffiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to nonaffiliated subadvisors to certain subadvisors that are affiliates of the Advisor (“affiliated subadvisors”). If such relief is granted by the SEC, the Advisor, with the approval of the fund’s Board, would be able to hire nonaffiliated and/or affiliated subadvisors to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other subadvisors (including terminating a nonaffiliated sub–advisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.

Please Retain This Supplement for Future Reference

 June 8, 2010
DGINTF1–3601